EXHIBIT 99.1

AmeriCredit Corp.

Composition of the Receivables

2005-C-F Initial Cut

8/17/05*

	New		Used		Total
Aggregate Principal Balance (1)	$330,406,997.43		$569,597,994.95		$900,004,992.38

Number of Receivables in Pool	15,146		36,329		51,475

Percent of Pool by Principal Balance	36.71%		63.29%		100.00%

Average Principal Balance	$21,814.80		$15,678.88		$17,484.31
Range of Principal Balances	($368.21 to $71,335.06)		($261.05 to $67,170.66)

Weighted Average APR (1)	15.35%		17.35%		16.62%
Range of APRs	(1.90% to 29.99%	)	(4.40% to 29.99%	)

Weighted Average Remaining Term	67		62		64
Range of Remaining Terms	(3 to 72 months	)	(3 to 72 months	)

Weighted Average Original Term	68		63		65
Range of Original Terms	(24 to 72 months	)	(12 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
1.000%-1.999%	30,971.73	0.00%	1	0.00%
2.000%-2.999%	161,751.13	0.02%	6	0.01%
3.000%-3.999%	465,712.73	0.05%	19	0.04%
4.000%-4.999%	519,581.30	0.06%	20	0.04%
5.000%-5.999%	937,030.46	0.10%	36	0.07%
6.000%-6.999%	1,207,917.03	0.13%	57	0.11%
7.000%-7.999%	2,808,101.61	0.31%	126	0.24%
8.000%-8.999%	7,390,804.94	0.82%	347	0.67%
9.000%-9.999%	25,390,051.61	2.82%	1,187	2.31%
10.000%-10.999%	26,328,203.03	2.93%	1,239	2.41%
11.000%-11.999%	36,679,022.74	4.08%	1,801	3.50%
12.000%-12.999%	67,193,927.78	7.47%	3,374	6.55%
13.000%-13.999%	58,684,731.82	6.52%	2,954	5.74%
14.000%-14.999%	60,815,623.67	6.76%	3,044	5.91%
15.000%-15.999%	65,380,964.46	7.26%	3,341	6.49%
16.000%-16.999%	79,247,308.63	8.81%	4,117	8.00%
17.000%-17.999%	111,743,728.14	12.42%	6,380	12.39%
18.000%-18.999%	136,561,784.83	15.17%	8,280	16.09%
19.000%-19.999%	83,656,206.38	9.30%	5,475	10.64%
20.000%-20.999%	72,822,171.87	8.09%	5,091	9.89%
21.000%-21.999%	41,578,638.19	4.62%	3,000	5.83%
22.000%-22.999%	14,800,508.68	1.64%	1,113	2.16%
23.000%-23.999%	3,393,430.96	0.38%	283	0.55%
24.000%-24.999%	1,912,649.89	0.21%	157	0.31%
25.000%-25.999%	177,603.37	0.02%	17	0.03%
26.000%-26.999%	69,155.49	0.01%	5	0.01%
27.000%-27.999%	21,101.18	0.00%	2	0.00%
28.000%-28.999%	7,052.10	0.00%	1	0.00%
29.000%-29.999%	19,256.63	0.00%	2	0.00%

TOTAL	900,004,992.38	100.00%	51,475	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by Geographic Location of Obligor

2005-C-F Stat cut

8/17/05*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	14,495,582.42	1.61%	858	1.67%
Alaska	1,263,282.43	0.14%	66	0.13%
Arizona	16,927,310.45	1.88%	991	1.93%
Arkansas	9,198,955.99	1.02%	523	1.02%
California	102,560,560.36	11.40%	4,999	9.71%
Colorado	10,906,576.76	1.21%	627	1.22%
Connecticut	5,501,840.37	0.61%	336	0.65%
Delaware	3,015,042.41	0.34%	173	0.34%
District of Columbia	1,692,802.55	0.19%	90	0.17%
Florida	93,569,884.87	10.40%	5,117	9.94%
Georgia	30,389,377.25	3.38%	1,721	3.34%
Hawaii	3,970,756.65	0.44%	218	0.42%
Idaho	1,647,140.83	0.18%	103	0.20%
Illinois	31,937,303.80	3.55%	1,955	3.80%
Indiana	16,252,269.17	1.81%	1,033	2.01%
Iowa	4,997,060.88	0.56%	308	0.60%
Kansas	5,717,839.89	0.64%	340	0.66%
Kentucky	12,558,217.75	1.40%	820	1.59%
Louisiana	18,746,012.78	2.08%	1,034	2.01%
Maine	5,856,397.65	0.65%	469	0.91%
Maryland	18,015,769.19	2.00%	1,022	1.99%
Massachusetts	12,336,343.02	1.37%	747	1.45%
Michigan	19,827,373.76	2.20%	1,258	2.44%
Minnesota	9,134,651.61	1.01%	571	1.11%
Mississippi	14,033,318.20	1.56%	806	1.57%
Missouri	13,648,578.74	1.52%	818	1.59%
Nebraska	2,958,351.35	0.33%	183	0.36%
Nevada	13,630,292.72	1.51%	709	1.38%
New Hampshire	3,084,144.44	0.34%	194	0.38%
New Jersey	18,556,274.65	2.06%	1,024	1.99%
New Mexico	8,108,403.58	0.90%	454	0.88%
New York	38,147,060.02	4.24%	2,337	4.54%
North Carolina	28,587,124.30	3.18%	1,625	3.16%
Ohio	42,049,888.37	4.67%	2,706	5.26%
Oklahoma	9,624,508.71	1.07%	581	1.13%
Oregon	6,942,994.65	0.77%	434	0.84%
Pennsylvania	42,275,661.17	4.70%	2,579	5.01%
Rhode Island	2,912,875.75	0.32%	165	0.32%
South Carolina	11,046,970.12	1.23%	649	1.26%
Tennessee	18,822,557.84	2.09%	1,152	2.24%
Texas	104,217,134.51	11.58%	5,602	10.88%
Utah	4,501,653.09	0.50%	267	0.52%
Vermont	2,288,912.66	0.25%	137	0.27%
Virginia	23,198,044.15	2.58%	1,296	2.52%
Washington	17,677,052.67	1.96%	931	1.81%
West Virginia	7,921,953.76	0.88%	512	0.99%
Wisconsin	12,028,041.06	1.34%	739	1.44%
Wyoming	1,188,628.85	0.13%	66	0.13%
Other (3)	2,036,214.18	0.23%	130	0.25%

TOTAL	$900,004,992.38	100.00%	51,475	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.